Appendix A

CREDIT SUISSE FIRST BOSTON
IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                DERIVED INFORMATION [11/07/03]
                                        [$198,000,000]
                        [Senior, Subordinate & Mezzanine] Bonds Offered
                                         (Approximate)
                                      [$198,000,000]
                               Total Notes Offered & Non-Offered
                         Home Equity Loan-Backed Notes, Series 2003-D
                     Credit Suisse First Boston Mortgage Acceptance Corp.
                                           Depositor
                               U.S. Bank Notional Association
                                      Indenture Trustee

        The information contained in the attached materials is referred to as the "Information".

        The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the
Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and
Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the
Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

Appendix A

FICO Score        Note:  Cells in red font are calculations                                                           Collateral Cuts for Total Pool
---------------- ------------------------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
                                                      Adjusted
                                                      Balance(1)               WA Loan                                        % SFD/  %Owner    % Full      %
     FICO             Total Balance          LTV       Amount        %(2)      Balance     WAC    WA LTV   WA DTI   WA FICO   PUD       Occ       Doc    Cashout
---------------- ------------------------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
---------------- -------------- ---------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
                    Amount          %
---------------- -------------- ---------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
---------------- -------------- ---------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
0 - 500                             0.00%   > 85.0                     0.00%
500.01 - 550                        0.00%   > 85.0                     0.00%
550.01 - 575                        0.00%   > 85.0                     0.00%
575.01 - 600      1,022,892.67      0.58%   > 85.0     957,601.16      0.54%  40,915.71    13.38    96.84    44.45      591     100        100      100      100
600.01 - 620      3,470,120.52      1.97%   > 90.0   3,117,274.46      1.77%  41,808.68    13.38   103.66    42.19      612   95.59        100      100      100
620.01 - 650     28,223,435.12     15.99%   > 90.0  26,734,361.69     15.15%  44,          12.80    110.9    40.74      639    93.8        100      100      100
                                                                                 446.35
650.01 - 680     61,639,445.25     34.93%   > 95.0  58,694,132.13     33.26%  52,148.43    11.42   116.25    41.66      667   97.05      99.94      100      100
680.01 - 700     34,213,159.86     19.39%   > 95.0  33,198,324.38     18.81%  55.005.08    10.55   116.78    42.33      690   95.35      99.66      100    99.89
700.01 - 750     39,165,645.59     22.19%   > 95.0  37,115,143.07     21.03%  56,926.81     9.86   115.54    41.09      718   95.41        100      100    99.81
750.01 - 800      8,210,922.40      4.65%   > 95.0   6,003,804.17      3.40%  68,424.35     8.49   102.55    38.28      766   96.08      99.65      100      100
800 +               521,112.13      0.30%   > 95.0     124,501.80      0.07%  86,852.02     6.66    79.94    23.14      819   96.21        100      100      100
---------------- -------------- ---------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
---------------- -------------- ---------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------
TOTAL POOL       176,466,733.54   100.00%            165,945,142.86   94.04%  52,504.23    11.02   114.23    41.33      682   95.78       99.9      100    99.94
---------------- -------------- ---------- -------- -------------- ---------- ---------- -------- -------- -------- -------- ------- ---------- -------- --------

Debt to Income (DTI) Ratio

------------------ -------------------------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------
       DTI               Total Balance         FICO      Adjusted      %(2)     WA Loan      WAC    WA LTV   WA DTI   WA FICO  % SFD/   %       %          %
                                                        Balance(1)                                                                      Owner   Full
                                                          Amount                Balance                                          PUD     Occ     Doc    Cashout
------------------ -------------------------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------
------------------ --------------- ---------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------
                       Amount          %
------------------ --------------- ---------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------
------------------ --------------- ---------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------
<20.00                1,141,563.08    0.65%   < 640         29,834.51    0.02%  71,347.69      7.27   88.01    17.86    751     98.27    100    100       100
20.01 - 25.00         4,177,429.47    2.37%   < 640        147,900.68    0.08%  48,574.76     10.33  109.06    22.98    691     97.37    100    100       100
25.01 - 30.00        12,018,258.20    6.81%   < 650      2,433,631.03    1.38%  46,402.54     10.88  113.59       28    684     94.36    99.7   100       100
30.01 - 35.00        21,541,684.25   12.21%   < 660      6,810,275.33    3.86%  47,658.59     10.99  113.56    32.83    681     94.91   99.87   100       100
35.01 - 40.00        35,998,802.52   20.40%   < 670     12,657,560.19    7.17%  51,648.21     10.99  114.72    37.64    684     95.84    100    100      99.8
40.01 - 45.00        38,663,099.49   21.91%   < 680     21,839,477.11   12.38%  51,619.63     11.20  115.23    42.51    678     96.42   99.69   100       100
45.01 - 50.00        36,345,071.14   20.60%   < 690     22,916,356.89   12.99%  54,984.98     11.19  114.99    47.65    682     95.94    100    100      99.89
50.01 - 55.00        26,580,825.39   15.06%   < 700     19,938,845.26   11.30%  60,273.98     10.95  113.87    52.79    680     95.54    100    100       100
------------------ --------------- ---------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------
TOTAL POOL          176,466,733.54 100.00%              86,773,881.00   49.17%  52,504.23     11.02  114.23    41.33    682     95.78    99.9   100      99.94
------------------ --------------- ---------- ------- --------------- ------- ------------- ------- -------- -------- -------- -------- ------- ------ ----------

Loan to Value (LTV) Ratio

------------------ ----------------------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
       LTV             Total Balance        DTI      Adjusted       %(2)      WA Loan      WAC    WA LTV   WA DTI   WA FICO  % SFD/  %        % Full       %
                                                    Balance(1) Owner Amount
                                                      Balance PUD Occ Doc
                                                      Cashout
------------------ ----------------------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
------------------ --------------- ------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
                       Amount        %
------------------ --------------- ------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
------------------ --------------- ------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
<70.00               2,061,508.00    1.17%> 50         53,545.03     0.03%   71,086.48     5.64       50    34.93    755      99.04   100    100         100
70.01 - 80.00         1,499,831.49    0.85%> 50        269,673.40     0.15%   65,210.06     7.70     77.4    35.17    706      97.97   100    100         100
80.01 - 85.00         1,161,285.37    0.66%> 50        287,283.28     0.16%   52,785.70     8.77    83.77    38.32    707      95.27   100    100         100
85.00 - 90.00         2,557,286.84    1.45%> 50        458,563.35     0.26%   44,091.15     9.65     88.3    41.51    669    92.04    98.61   100        95.64
90.01 - 95.00         5,808,704.28    3.29%> 50        729,914.38     0.41%   48,405.87    10.13     93.4    41.15    662    92.22     100    100         100
95.01 - 100.00       20,607,147.91   11.68%> 50      4,898,947.44     2.78%   47,372.75    10.27    99.17    42.93    665    95.92    99.28   100         100
100.01 - 105.00       5,089,123.90    2.88%> 50        814,891.36     0.46%   50,387.37    10.83   103.45    42.01    685    93.58     100    100         100
105.01 - 110.00      10,853,071.93    6.15%> 50      1,172,627.15     0.66%   50,479.40    11.22   107.84    39.7     686     96.2     100    100         100
110+                126,828,773.82   71.87%> 50     17,895,380.00    10.14%   53,786.59    11.36    120.9    41.39    684    95.97     100    100         100
------------------ --------------- ------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
TOTAL POOL          176,466,733.54  100.00%         26,580,825.39    15.06%   52,504.23    11.02   114.23    41.33    682    95.78    99.9    100        99.94
------------------ --------------- ------- ------ ---------------- -------- ------------ -------- -------- -------- -------- ------- -------- -------- ----------
(1) Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
    All other cuts except the adjusted balance are only for the main bucket
(2) Percent of the Aggregate Principal Balance.

Appendix A

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

---------------- ------------------------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------
     STATE            Total Balance          WA Loan      WAC     % Covered     WA      WA LTV     WA DTI    % SFD/    % Owner   %          % Full
                                                                  Mortgage                                                                 i
                                             Balance                Ins.       FICO                            PUD       Occ     CashoutRef .Doc.
---------------- ------------------------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------
---------------- -------------- ---------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------
                    Amount        %(2)
---------------- -------------- ---------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------
---------------- -------------- ---------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------
Florida          15,559,582.92    8.82%     52,566.16    10.83                683.00    114.29      41.87     96.75     99.77       100       100
Maryland         15,134,861.54    8.58%     58,662.25    10.86                682.00    111.58      39.74     95.42      100        100       100
California       14,631,586.12    8.29%     61,220.03    10.22                689.00    108.35      43.63     86.92     99.8       99.24      100
Colorado         14,476,783.89    8.20%     59,821.42    10.65                687.00    116.97      40.91     97.05      100        100       100
Virginia         12,357,167.58    7.00%     49,627.18    11.26                676.00    111.75      41.21     96.26      100        100       100
Arizona          11,700,741.28    6.63%     50,003.17    11.19                678.00    118.03      40.98     98.82      100        100       100
Washington       11,304,738.69    6.41%     53,832.09    11.17                680.00    115.54      42.13     97.63      100        100       100
Pennsylvania     10,803,748.02    6.12%     50,249.99    10.96                689.00    112.46      40.84     99.19      100        100       100
Ohio             9,088,793.42     5.15%     43,907.21    11.41                679.00    118.02      40.81     97.41      100        100       100
Michigan         7,891,933.30     4.47%     50,915.70    11.48                677.00    115.79      41.3      89.79     98.99       100       100
Oregon           5,472,775.58     3.10%     60,140.39    11.10                684.00    115.26      40.84      100       100        100       100
Nevada           4,421,079.01     2.51%     50,817.00    11.29                679.00    115.82      40.87     97.87      100        100       100

---------------- -------------- ---------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------
TOTAL POOL       176,466,733.54  100.00%    52,504.23    11.02                682.00    114.23      41.33     95.78     99.9       99.94      100
---------------- -------------- ---------- ------------ -------- ------------ -------- ---------- ---------- -------- ---------- ---------- --------

Principal Balance

-------------------- ---------------------------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
     Scheduled              Total Balance           WA Loan      WAC    WA FICO  WA LTV  WA DTI   % SFD/    % Owner       %       % Full
                                                                                                                      Cashout
     Principal                                      Balance                                         PUD       Occ       Refi        Doc
-------------------- ---------------------------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
                          Amount           %
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
0-$50K                72,694,439.06     41.19%     36,882.01    11.60     674    113.67   40.04    94.9      99.86      99.95       100
$51 -$200K            101,733,144.90    57.65%     73,559.76    10.72     686    115.25   42.43    96.33     99.92      99.93       100
$201 -$300K            1,249,759.05      0.71%    249,951.81    5.73      778    74.14    29.94     100       100        100        100
$301 -$400K             334,458.15       0.19%    334,458.15    5.25      762    77.91    19.44     100       100        100        100
$401 - $500K            454,932.38       0.26%    454,932.38    5.90      762    114.42   49.94     100       100        100        100
$501 - $600K                             0.00%
$601 - $700K                             0.00%
$701 - $800K                             0.00%
$801- $900K                              0.00%
$901- $1000K                             0.00%
>$1000K                                  0.00%
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
TOTAL POOL            176,466,733.54    100.00%    52,504.23    11.02     682    114.23   41.33    95.78     99.9       99.94       100
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- -------- ---------- ---------- ----------
         Principal Balance:  Average 52,833.51       Min:     15,000.00                 Max:     455,600.00
                                     ---------           --------------                     ---------------

Documentation Type

-------------------- ---------------------------- ------------ -------- -------- ------- -------- ---------- --------------- ----------
   Documentation            Total Balance           WA Loan      WAC    WA FICO  WA LTV  WA DTI    % SFD/       % Owner          %
       Type                                         Balance                                          PUD          Occ         Cashout
-------------------- ---------------------------- ------------ -------- -------- ------- -------- ---------- --------------- ----------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- ---------- --------------- ----------
                                           %
                          Amount
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- ---------- --------------- ----------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- ---------- --------------- ----------
Full Doc               176,466,733.54    100.00%    52,504.23    11.02      682  114.23    41.33      95.78            99.9      99.94
Stated Doc                                 0.00%
Limited Doc                                0.00%
NINA                                       0.00%
Other                                      0.00%
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- ---------- --------------- ----------
TOTAL POOL             176,466,733.54    100.00%    52,504.23    11.02      682  114.23    41.33      95.78            99.9      99.94
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- ---------- --------------- ----------

Appendix A

Property Type

-------------------- ---------------------------- ------------ -------- -------- ------- -------- --------------- ---------- ----------
     Property               Total Balance           WA Loan      WAC    WA FICO  WA LTV  WA DTI      % Owner          %       % Full
       Type                                         Balance                                            Occ         Cashout      Doc
-------------------- ---------------------------- ------------ -------- -------- ------- -------- --------------- ---------- ----------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- ---------- ----------
                          Amount           %
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- ---------- ----------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- ---------- ----------
Single Family          130,836,073.28     74.14%    51,328.39    11.06      681  114.25    41.14           99.89      99.97        100
PUD                     38,182,793.35     21.64%    58,116.88    10.85      683  114.26    42.03            99.9      99.81        100
Townhouse                                  0.00%
2 - 4 Family                93,345.99      0.05%    46,673.00    10.89       65   94.71    53.89             100        100        100
Condo                    7,354,520.92      4.17%    48,068.76    11.21      680  114.08    41.00             100        100        100
Manufactured                               0.00%
Other                                      0.00%
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- ---------- ----------
TOTAL POOL             176,466,733.54    100.00%    52,504.23    11.02      682  114.23    41.33            99.9      99.94        100
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- ---------- ----------

Primary Mortgage Insurance

--------------------------- ----------------------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------
         Mortgage               Total Balance        WA Loan     WAC    WA FICO  WA LTV  WA DTI      % Owner          %       % Full    Is MI
                                                                                                                                        down to
        Insurance                                    Balance                                           Occ         Cashout      Doc      60 LTV
--------------------------- ----------------------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------
--------------------------- ------------ ---------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------
                              Amount       %(2)
--------------------------- ------------ ---------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------
--------------------------- ------------ ---------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------
Loans >80 LTV w/MI                       #DIV/0!
Loans >80 LTV w/o MI                     #DIV/0!
Other                                    #DIV/0!
--------------------------- ------------ ---------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------
TOTAL                                    #DIV/0!
--------------------------- ------------ ---------- ---------- -------- -------- ------- -------- --------------- ---------- ---------- ---------

Loan Purpose

-------------------- ---------------------------- ------------ -------- -------- ------- -------- --------------- --------------
   Loan Purpose             Total Balance           WA Loan      WAC    WA FICO  WA LTV  WA DTI     % SFD/PUD        % Owner
                                                    Balance                                                            Occ
-------------------- ---------------------------- ------------ -------- -------- ------- -------- --------------- --------------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- --------------
                          Amount           %
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- --------------
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- --------------
Refinance - Cash      176,355,241.77     99.94%     52,502.30    11.03    682     114.25  41.33       95.78           99.9
Purchase                  111,491.77      0.06%     55,745.88     8.08    729      90.00  42.10        100             100
Refinance - Rate                          0.00%
   Term
Other                                     0.00%
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- --------------
TOTAL POOL            176,466,733.54    100.00%     52,504.23    11.02    682     114.23  41.33       95.78           99.9
-------------------- ----------------- ---------- ------------ -------- -------- ------- -------- --------------- --------------

Fixed Vs. Floating Collateral

----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------
     Lien Status              Total Balance           WA Loan      WAC    WA FICO  WA LTV   WA DTI   % SFD/PUD     % Owner   % Cashout   Margin     Index
                                                      Balance                                                        Occ       Refi
----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------
                            Amount         %(2)
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------
Fixed                   176,466,733.54    100.00%     52,504.23    11.02    682     114.23  41.33      95.78        99.9       99.94
Floating                                    0.00%
2/28                                        0.00%
3/27                                        0.00%
Other                                       0.00%
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------
TOTAL                   176,466,733.54    100.00%     52,504.23    11.02    682     114.23  41.33      95.78        99.9       99.94
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ---------- --------- ----------

Appendix A

Lien Status

----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
     Lien Status              Total Balance           WA Loan      WAC    WA FICO  WA LTV   WA DTI   % SFD/PUD     % Owner   %
                                                      Balance                                                        Occ     CashoutRefi
----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
                            Amount           %
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
First Lien               4,862,922.05      2.76     110,520.96    5.71      745     80.81   35.42      96.71        97.63       100
Second Lien             171,603,811.49     97.24     51,734.64    11.18     680    115.81   41.50      95.75        99.96      99.94
Third Lien                                 0.00
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
TOTAL                   176,466,733.54    100.00%    52,504.23    11.02     682    114.23   41.33      95.78        99.9       99.94
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------

Occupancy Type

----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
    Occupancy Type            Total Balance           WA Loan      WAC    WA FICO  WA LTV   WA DTI   % SFD/PUD     % Owner   % Cashout
                                                      Balance                                                        Occ       Refi
----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
                            Amount         %(2)
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
Primary Residence       176,282,764.26     99.90     52,511.99    11.03     682    114.25   41.33      95.78         100       99.94
Second Home                                0.00
Investment                183,969.28       0.10      45,992.32    8.13      699     95.83   38.00       100           0         100
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
TOTAL                   176,466,733.54    100.00%    52,504.23    11.02     682    114.23   41.33      95.78        99.9       99.94
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------

Prepayment Penalty

----------------------- --------------------------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------
  Prepayment Charges          Total Balance           WA Loan      WAC    # of     WA FICO  WA LTV  WA DTI   % SFD/PUD   % Owner    % Cashout
 Term at Origination                                  Balance              Loans                                           Occ        Refi
----------------------- --------------------------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------
                            Amount         %(2)
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------
0 Months                  24,835,368.37    14.07%     54,225.70    11.26      458  679.00    116.55  42.45     97.28       100        99.71
6 Months                                    0.00%
12 Months                  5,346,948.96     3.03%     62,173.83    10.95       86  682.00    112.81  41.53     91.37       100         100
24 Months                    541,275.72     0.31%     49,206.88    11.62       11  661.00    111.89  40.59     90.79       100         100
36 Months                100,596,060.46    57.01%     53,338.31    11.12     1886  682.00    116.34  41.21     96.04      99.93       99.96
60 Months                 44,586,627.93    25.27%     48,942.51    10.69      911  683.00    108.33  40.94      95        99.74        100
Other - specify              560,452.10     0.32%     62,452.85    11.44        9  681.87    119.24  42.33     92.10       100         100
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------
TOTAL                    176,466,733.54   100.00%     52,504.23    11.02     3361  682.00    114.23  41.33     95.78      99.9        99.94
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- -------- ---------- ---------- ------------

Section 32 Loans

----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
                              Total Balance           WA Loan      WAC    WA FICO  WA LTV   WA DTI   % SFD/PUD     % Owner   %
                                                      Balance                                                        Occ     CashoutRef
----------------------- --------------------------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
                            Amount         %(2)
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
Section 32 Loans          32,095,369.41    18%        43,726.66    12.68    664     116.92  39.12      94.55         100        100
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------
TOTAL                    176,466,733.54    18%        52,504.23    11.02    682     114.23  41.33      95.78        99.9       99.94
----------------------- ---------------- ---------- ------------ -------- -------- -------- ------- ------------- ---------- ----------

Top 5 MSA                                                     Top 5 Originators                           Servicer
---------------------------------------------------              ------------ -------- --------            -------------- -------------
                     MSA %(2)                                    Originator               %                  Servicer          %
---------------------------------------------------              ------------ -------- --------            -------------- -------------
---------------- ----------------------- ----------              ------------ -------- --------            -------------- -------------
                                                                 Irwin                  100.00                 Irwin        100.00%
---------------- ----------------------- ----------              ------------ -------- --------            -------------- -------------

---------------- ----------------------- ----------              ------------ -------- --------            -------------- -------------
---------------- ----------------------- ----------              ------------ -------- --------            -------------- -------------

---------------- ----------------------- ----------              ------------ -------- --------
---------------- ----------------------- ----------              ------------ -------- --------

---------------- ----------------------- ----------              ------------ -------- --------
---------------- ----------------------- ----------              ------------ -------- --------

---------------- ----------------------- ----------              ------------ -------- --------

Appendix A

STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

                         -------------------------------------------------------------------- --------------------------------------------------------------------
                         Standard & Poors:  Analyst Name:                                     Moody's:  Analyst Name:
------------------------ -------------------------------------------------------------------- --------------------------------------------------------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
                         Foreclosure Frequency  Loss Severity          Cum Losses             Foreclosure Frequency  Loss Severity          Cum Losses
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
AA
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
A
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
A-
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
BBB+
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
BBB
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
BBB-
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
B
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------

Assuming LIBOR Ramp: 1 month LIBOR +300 over 36 months; 100% Loss Severity; 12 month lag for liquidation losses.
Solve for first dollar of
principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                         -------------------------------------------------------------------- --------------------------------------------------------------------
                                                    Breakeven CDR                                                      Cumulative Losses
------------------------ -------------------------------------------------------------------- --------------------------------------------------------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                        25 CPR                 40 CPR                 60 CPR                 25 CPR                 40 CPR                 60 CPR
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
          AA
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
           A
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
          BBB
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
         BBB-
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                         -------------------------------------------------------------------- --------------------------------------------------------------------
                                              Multiple of Default Ramp                                                 Cumulative Losses
------------------------ -------------------------------------------------------------------- --------------------------------------------------------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
                                        25 CPR                 40 CPR                 60 CPR                 25 CPR                 40 CPR                 60 CPR
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
          AA
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
           A
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
          BBB
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------
         BBB-
------------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------- ----------------------